Exhibit 4


                       AMENDMENT NO. 2 TO CREDIT AGREEMENT

         This Amendment No. 2 (this "Amendment") is entered into as of September 1, 2000 by and among OMNICARE, INC., a Delaware corporation (the "Borrower"), the undersigned lenders (collectively, the "Lenders"), BANK ONE, NA (formerly known as The First National Bank of Chicago), as one of the Lenders and in its capacity as contractual representative (the "Agent") on behalf of itself and the other Lenders, and BANK OF AMERICA, N.A. and SunTrust Bank, as Lenders and as Co-Documentation Agents.

                                    RECITALS:

         WHEREAS, the Borrower, the Lenders and the Agent have entered into that certain 364-Day Credit Agreement dated as of December 21, 1998, as amended (the "Credit Agreement");

         WHEREAS, the Borrower seeks to amend the Credit Agreement to extend the maturity thereof; and

         WHEREAS, the Lenders and the Agent are willing to amend the Credit Agreement on the terms and conditions herein set forth;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. Defined Terms. Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to such terms in the Credit Agreement.

         2. Amendments to Credit Agreement. Upon the effectiveness of this Amendment in accordance with the provisions of Section 4 below, the Credit Agreement is hereby amended as follows:

                  (a) Section 1.1 of the Credit Agreement is hereby amended by deleting the definitions of "Business Day", "Corporate Base Rate", "Eurodollar Base Rate", and "First Chicago" and inserting the following new definitions alphabetically:

                           "Bank One" means Bank One, NA, having its principal
                  office in Chicago, Illinois, in its individual capacity, and its successors.

                           "Business Day" means (i) with respect to any
                  borrowing, payment or rate selection of Eurodollar Loans, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago, Illinois and New York, New York for the conduct of substantially all of their commercial lending activities and on which dealings in Dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago, Illinois and New York, New York for the conduct of substantially all of their commercial lending activities.

                           "Eurodollar Base Rate" means, with respect to a
                  Eurodollar Advance for the relevant Interest Period, the applicable British Bankers' Association Interest Settlement Rate for deposits in Dollars appearing on Reuters Screen FRBD as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period; provided, that, (i) if the Reuters Screen FRBD rate is not available to the Agent for any reason, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the applicable British Bankers' Association Interest Settlement Rate for deposits in Dollars as reported by any other generally recognized financial information service as of 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, and having a maturity equal to such Interest Period, and (ii) if no such British Bankers' Association Interest Settlement Rate is available to the Agent, the applicable Eurodollar Base Rate for the relevant Interest Period shall instead be the rate determined by the Agent to be the rate at which Bank One or one of its affiliate banks offers to place deposits in Dollars with first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Interest Period, in the approximate amount of Bank One's relevant Eurodollar Loan and having a maturity equal to such Interest Period. Any Eurodollar Base Rate determined on the basis of the rate displayed on Reuters Screen FRBD (or such other generally recognized financial information service as described in clause (ii) above) in accordance with the foregoing provisions of this subparagraph shall be subject to corrections, if any, made in such rate and displayed by such service within one hour of the time when such rate is first displayed on such service.

                           "Prime Rate" means the prime rate of interest
                  announced by Bank One or its parent from time to time (which is not necessarily the lowest rate charged to any customer), changing when and as said prime rate changes.

and by amending the definition of "Eurodollar Rate" to delete the last sentence thereof.

         (b) The Credit Agreement is hereby amended by (i) deleting all references to the defined term "Corporate Base Rate" and substituting therefor the defined term "Prime Rate", (ii) deleting all references to the defined term "First Chicago" and substituting therefor the defined term "Bank One", and (iii) deleting all references to "The First National Bank of Chicago" and substituting therefor "Bank One, NA (having its principal office in Chicago, Illinois)".

         (c) Section 1.1 of the Credit Agreement is hereby amended by deleting from the definition of "Revolving Credit Termination Date" the date "September 2, 2000" and substituting therefor the date "August 31, 2001".

                  (d) Section 1.1 of the Credit Agreement is hereby amended by deleting from the definition of "Facility Termination Date" the date "September 2, 2001" and substituting therefor the date "August 31, 2002".

                  (e) Section 2.2 of the Credit Agreement is hereby amended by deleting from the third sentence thereof the dates "December 2, 2000, March 2, 2001, June 2, 2001" and substituting therefor the dates "November 30, 2001, February 28, 2002, May 31, 2002".

                  (f) Schedule I of the Credit Agreement is hereby amended by deleting the table contained therein in its entirety and substituting therefor the following:

-------------------------------------------------------------------------------------
STATUS                LEVEL I      LEVEL II      LEVEL III    LEVEL IV      LEVEL V

                      STATUS       STATUS        STATUS       STATUS        STATUS
-------------------------------------------------------------------------------------
Applicable            1.00%        1.25%          1.50%        1.75%         2.00%
Margin
-------------------------------------------------------------------------------------
Applicable            0.20%        0.25%          0.25%        0.375%        0.50%
Commitment
Fee Rate
-------------------------------------------------------------------------------------


                  (g) The Litigation Disclosure section of Schedule II of the Credit Agreement is hereby amended by substituting therefor in its entirety a new amended Litigation Disclosure section of Schedule II in the form attached hereto.

                  (h) Schedule IV of the Credit Agreement is hereby amended by substituting therefor in its entirety a new Amended Schedule IV in the form attached hereto.

         3.  Exiting Lenders; New Lenders.

         3.1 On the Effective Date, the Borrower shall pay to the Agent for the account of each of the following Lenders (the "Exiting Lenders") all accrued and unpaid commitment fees to but excluding the Effective Date, all accrued and unpaid interest on the outstanding Loans of such Exiting Lenders to but excluding the Effective Date and all amounts owing to such Exiting Lenders pursuant to Section 3.4 of the Credit Agreement:

                  BW Capital Markets, Inc.
                  Citicorp USA, Inc.
                  Comerica Bank
                  Deutsche Bank AG New York Branch
                     and/or Cayman Islands Branch

Upon receipt of such amounts from the Borrower, the Agent shall promptly pay such amounts to the respective Exiting Lenders.

         3.2 As of the Effective Date, the Borrower shall be deemed to have requested Loans pursuant to the Credit Agreement from each of the Lenders other than the Exiting Lenders (the "Continuing Lenders"), the proceeds of which shall be used to repay the principal amount of the outstanding Loans of the Exiting Lenders as of the Effective Date. The respective amounts of such requested Loans shall be determined by the Agent such that, after the making of such Loans by the Continuing Lenders and the repayment of the Loans of the Exiting Lenders, the outstanding Loans on the Effective Date shall be held by the Continuing Lenders pro rata in accordance with their respective Commitments after giving effect to this Amendment. The Agent shall give the Lenders reasonable notice of the amount of the respective Loans to be made on the Effective Date, and each Continuing Lender shall make its Loan available to the Agent prior to 12:00 noon (Chicago time) on the Effective Date. Upon receipt thereof, the Agent shall promptly use the proceeds of such Loans to repay the principal amount of the outstanding Loans of the Exiting Lenders.

         3.3 From and after the Effective Date and upon payment to each Exiting Lender of all principal of and interest on such Exiting Lender's outstanding Loans, all commitment fees owing to such Exiting Lender and all funding indemnification owing to such Exiting Lender in accordance with Section 3.1 and
Section 3.2, each such Exiting Lender shall not be a Lender under the Credit Agreement, as amended hereby, and shall be released from all obligations thereunder, whether heretofore or hereafter arising.

         3.4 On the Effective Date, the Borrower shall pay to the Agent for the account of each of the Lenders other than the Exiting Lenders all amounts owing to such Lenders pursuant to Section 3.4 of the Credit Agreement. Upon receipt of such amounts from the Borrower, the Agent shall promptly pay such amounts to such respective Lenders.

         3.5 As of the Effective Date, each Lender that had no Commitment under the Credit Agreement (prior to the effectiveness of this Amendment) shall be bound by the terms of the Credit Agreement as amended hereby and shall have all of the rights and obligations of a Lender under the Loan Documents. Each such Lender hereby (a) confirms that it has received a copy of the Credit Agreement, together with copies of the Borrower's consolidated financial statements dated as of December 31, 1999, March 31, 2000 and June 30, 2000 and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment, (b) agrees that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (c) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, and (d) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

         4. Conditions of Effectiveness. This Amendment shall become effective and be deemed effective as of the date hereof (the "Effective Date") if, and only if, the Agent shall have received each of the following:

            (a) duly executed originals of this Amendment from the Borrower and each of the Lenders;

            (b) the Reaffirmation attached hereto duly executed on behalf of each of the Initial Guarantors and Supplemental Guarantors;

            (c) an opinion of Peter Laterza, Vice President and General Counsel of the Borrower, substantially in the form of Exhibit A attached hereto; and

            (d) all fees and other amounts due and payable on or prior to the Effective Date.

         5. Representations and Warranties of the Borrower. The Borrower represents and warrants to the Lenders that, as of the Effective Date before and after giving effect to this Amendment:

            (a) there exists no Default or Unmatured Default; and

            (b) the representations and warranties contained in Article V of the Credit Agreement are true and correct as of the Effective Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty was true and correct on and as of such earlier date.

         6.  Reference to and Effect on the Credit Agreement.

         6.1 Upon the effectiveness of this Amendment pursuant to Section 4 hereof, on and after the Effective Date each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import and each reference to the Credit Agreement in each Loan Document shall mean and be a reference to the Credit Agreement as modified hereby.

         6.2 Except as specifically waived or amended herein, all of the terms, conditions and covenants of the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

         6.3 The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of (a) any right, power or remedy of any Lender or the Agent under the Credit Agreement or any of the Loan Documents, or

(b) any Default or Unmatured Default under the Credit Agreement.

         7. CHOICE OF LAW. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (INCLUDING 735 ILCS 105/5-1 ET SEQ. BUT OTHERWISE WITHOUT REGARD TO THE CONFLICT OF LAWS PROVISIONS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

         8. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original and all of which taken together shall constitute one and the same agreement.

         9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.



                            [Signature Pages Follow]

         IN WITNESS WHEREOF, the Borrower, the Agent and the Lenders have executed this Amendment No. 2 as of the date first above written.

                                            OMNICARE, INC.

                                            By: ______________________________
                                            Name:  David W. Froesel, Jr.
                                            Title: Chief Financial Officer

                                            BANK ONE, NA, as a Lender and as
                                             Administrative Agent

                                            By: ______________________________
                                            Name:  Stefan C. James
                                            Title: First Vice President

                                            BANK OF AMERICA, N.A., as a Lender
                                             and as Co-Documentation Agent

                                            By:_________________________________
                                                     Name:
                                                     Title:

                                            SUNTRUST BANK, as a Lender and as
                                             Co-Documentation Agent

                                            By:_________________________________
                                                     Name:
                                                     Title:

                                            BNP PARIBAS, as a Lender

                                            By:_________________________________
                                                     Name:
                                                     Title:

                               Amendment No. 2 to
                     Omnicare, Inc. 364-Day Credit Agreement
                                September 1, 2000

                                            CREDIT SUISSE FIRST BOSTON,
                                             as a Lender

                                            By:_________________________________
                                                     Name:
                                                     Title:

                                            By:_________________________________
                                                     Name:
                                                     Title:

                                            FLEET NATIONAL BANK,
                                             as a Lender

                                            By:_________________________________
                                                     Name:
                                                     Title:

                                            THE HUNTINGTON NATIONAL BANK,
                                             as a Lender

                                            By:_________________________________
                                                     Name:
                                                     Title:

                                            LASALLE BANK NATIONAL ASSOCIATION,
                                             as a Lender

                                            By:_________________________________
                                                     Name:
                                                     Title:

                               Amendment No. 2 to
                     Omnicare, Inc. 364-Day Credit Agreement
                                September 1, 2000

                                            FIRSTAR BANK, N.A.,
                                             as a Lender

                                            By:_________________________________
                                                     Name:
                                                     Title:

                                            FIFTH THIRD BANK,
                                             as a Lender

                                            By:_________________________________
                                                     Name:
                                                     Title:

                                            HARRIS TRUST AND SAVINGS BANK,
                                             as a Lender

                                            By:_________________________________
                                                     Name:
                                                     Title:

                                            EXITING LENDERS:

                                            BW CAPITAL MARKETS, INC.,
                                             as an Exiting Lender

                                            By:_________________________________
                                                     Name:
                                                     Title:

                               Amendment No. 2 to
                     Omnicare, Inc. 364-Day Credit Agreement
                                September 1, 2000

                                            CITICORP USA, INC.
                                             as an Exiting Lender

                                            By:_________________________________
                                                     Name:
                                                     Title:

                                            COMERICA BANK,
                                             as an Exiting Lender

                                            By:_________________________________
                                                     Name:
                                                     Title:

                                            DEUTSCHE BANK AG NEW YORK BRANCH
                                            AND/OR CAYMAN ISLANDS BRANCH,
                                            as an Exiting Lender

                                            By: ________________________________
                                                     Name:
                                                     Title:

                                            By: ________________________________
                                                     Name:
                                                     Title:

                               Amendment No. 2 to
                     Omnicare, Inc. 364-Day Credit Agreement
                                September 1, 2000

                                   SCHEDULE IV

                                   COMMITMENTS

Lender                                                            Commitment
------                                                            ----------
Bank One, NA                                                     $45,000,000
Bank of America, N.A.                                             65,000,000
SunTrust Bank                                                     55,000,000
BNP Paribas                                                       25,000,000
Credit Suisse First Boston                                        25,000,000
Fleet National Bank                                               25,000,000
The Huntington National Bank                                      20,000,000
LaSalle Bank National Association                                 15,000,000
Firstar Bank, N.A.                                                15,000,000
Fifth Third Bank                                                   5,000,000
Harris Trust and Savings Bank                                      5,000,000
                                                                   ---------
                                Total                           $300,000,000

                                  REAFFIRMATION

                  Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 2 to the 364-Day Credit Agreement dated as of December 21, 1998, as amended, by and among Omnicare, Inc., a Delaware corporation (the "Borrower"), the lenders from time to time parties thereto (collectively, the "Lenders") and Bank One, NA (formerly known as The First National Bank of Chicago), as one of the Lenders and in its capacity as contractual representative (the "Agent") on behalf of itself and the other Lenders (as amended and as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement") which Amendment No. 2 is dated as of September 1, 2000 (the "Amendment"). Capitalized terms used in this Reaffirmation and not defined herein shall have the meanings given to them in the Credit Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned reaffirms the terms and conditions of the Guaranty executed by it and acknowledges and agrees that such agreement and each and every other Loan Document executed by the undersigned in connection with the Credit Agreement remain in full force and effect and are hereby reaffirmed, ratified and confirmed. All references to the Credit Agreement contained in the above-referenced documents shall be a reference to the Credit Agreement as modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

                                       AAHS ACQUISITION CORP.
                                       ACCU-MED SERVICES, INC.
                                       ACP ACQUISITION CORP.
                                       AMC-NEW YORK, INC.
                                       AMC TENNESSEE, INC.
                                       ANDERSON MEDICAL SERVICES, INC.
                                       BACH'S PHARMACY (EAST), INC.
                                       BPNY ACQUISITION CORP.
                                       BPTX ACQUISITION CORP.
                                       CAMPO'S MEDICAL PHARMACY, INC.
                                       CARE PHARMACEUTICAL SERVICES, INC.
                                       CP ACQUISITION CORP.
                                       CHP ACQUISITION CORP.
                                       CIP ACQUISITION CORP.
                                       COMPSCRIPT, INC.
                                       COMPSCRIPT-BOCA, INC.
                                       COMPSCRIPT-MOBILE, INC.
                                       CTLP ACQUISITION CORP.
                                       D&R PHARMACEUTICAL SERVICES, INC.
                                       DATASCRIPT CORP.
                                       DIXON PHARMACY, INC.
                                       EHIS ACQUISITION CORP.
                                       ELECTRA ACQUISITION CORP.
                                       ENLOE DRUGS, INC.
                                       EVERGREEN PHARMACEUTICAL, INC.

                                       EVERGREEN PHARMACEUTICAL OF CALIFORNIA,
                                          INC.
                                       HMIS, INC.
                                       HOME CARE PHARMACY, INC.
                                       HOME PHARMACY SERVICES, INC.
                                       HOWARD'S PHARMACY, INC.
                                       HYTREE PHARMACY, INC.
                                       I.V. SERVICES OF OKLAHOMA, INC.
                                       INTERLOCK PHARMACY SYSTEMS, INC.
                                       JHC ACQUISITION CORP.
                                       KONSULT, INC.
                                       LANGSAM HEALTH SERVICES, INC.
                                       LANGSAM MEDICAL PRODUCTS, INC.
                                       LAWRENCE MEDICAL SUPPLY, INC.
                                       LPI ACQUISITION CORP.
                                       LO-MED PRESCRIPTION SERVICES, INC.
                                       MANAGED HEALTH CARE, INC.
                                       MED WORLD ACQUISITION CORP.
                                       MEDICAL ARTS HEALTH CARE, INC.
                                       MEDICAL SERVICES CONSORTIUM, INC.
                                       MOSI ACQUISITION CORP.
                                       NIHAN & MARTIN, INC.
                                       NIV ACQUISITION CORP.
                                       NORTH SHORE PHARMACY SERVICES, INC.
                                       OCR-RA ACQUISITION CORP.
                                       OKLAHOMA CONSULTING SERVICES, INC.
                                       OMNICARE PHARMACIES OF PENNSYLVANIA
                                          WEST, INC.
                                       OMNICARE OF NORTHEAST IOWA LLC
                                       OMNICARE PHARMACY AND SUPPLY SERVICES,
                                          INC.
                                       OMNICARE PHARMACY OF THE MIDWEST, INC.
                                       PBM-PLUS, INC.
                                       PHARMACON CORP.
                                       PHARMACY ASSOCIATES OF GLENS FALLS, INC.
                                       PHARMED HOLDINGS, INC.
                                       PRN PHARMACEUTICAL SERVICES, INC.
                                       PROFESSIONAL PHARMACY GROUP, INC.
                                       ROESCHEN'S HEALTHCARE CORP.
                                       ROYAL CARE OF MICHIGAN LLC
                                       SHORE PHARMACEUTICAL PROVIDERS, INC.
                                       SOUTHSIDE APOTHECARY, INC.
                                       SPECIALIZED HOME INFUSION OF MICHIGAN LLC
                                       SPECIALIZED PATIENT CARE SERVICES, INC.
                                       SPECIALIZED PHARMACY SERVICES, INC.
                                       STERLING HEALTH CARE SERVICES, INC.

                                       SUPERIOR CARE PHARMACY, INC.
                                       TCPI ACQUISITION CORP.
                                       THG ACQUISITION CORP.
                                       THREE FORKS APOTHECARY, INC.
                                       UC ACQUISITION CORP.
                                       UNITED HEALTH CARE, INC.
                                       UNITED HEALTH REFERRAL, INC.
                                       UNITED SKIN THERAPEUTICS, INC.
                                       VALUE HEALTHCARE SERVICES, INC.
                                       VALUE PHARMACY, INC.
                                       VITAL CARE INFUSION SUPPLY, INC.
                                       WEBER MEDICAL SYSTEMS, INC.
                                       WESTHAVEN SERVICES CO.
                                       WILLIAMSON DRUG COMPANY, INCORPORATED
                                       WINSLOW'S PHARMACY

                                       By:
                                            ------------------------------
                                            Bradley S. Abbott,
                                            Treasurer

                                       BACH'S PHARMACY SERVICES, LLC
                                       BADGER ACQUISITION LLC
                                       BADGER ACQUISITION OF WASHINGTON LLC
                                       BADGER ACQUISITION OF MINNESOTA LLC
                                       BADGER ACQUISITION OF WISCONSIN LLC
                                       BADGER ACQUISITION OF INDIANA LLC
                                       BADGER ACQUISITION OF KENTUCKY LLC
                                       BADGER ACQUISITION OF MICHIGAN LLC
                                       BADGER ACQUISITION OF ORLANDO LLC
                                       BADGER ACQUISITION OF TAMPA LLC
                                       BADGER ACQUISITION OF BROOKSVILLE LLC
                                       BADGER ACQUISITION OF PITTSBURGH LLC
                                       BADGER ACQUISITION OF ALLENTOWN LLC
                                       BADGER ACQUISITION OF OHIO LLC
                                       BADGER ACQUISITION OF TEXAS LLC
                                       LCPS ACQUISITION, LLC
                                       OCR SERVICES CORPORATION
                                       OMNICARE PENNSYLVANIA MED SUPPLY, LLC
                                       OMNICARE PHARMACIES OF PENNSYLVANIA
                                          EAST, LLC
                                       OMNICARE PHARMACY OF COLORADO LLC
                                       OMNICARE PHARMACY OF MAINE LLC
                                       OMNICARE PHARMACY OF MASSACHUSETTS LLC
                                       OMNICARE PHARMACY OF TENNESSEE LLC
                                       PCI ACQUISITION, LLC
                                       PHARMACY CONSULTANTS, INC.
                                       PHARM-CORP OF MAINE LLC
                                       SHC ACQUISITION CO, LLC


                                       By:
                                            --------------------------
                                            Catherine I. Greany,
                                            Secretary

                                        HOSPICE OF THE HEARTLAND, LLC

                                        By:  HOSPICE ACQUISITION ONE CORP.,
                                                      Member

                                        By:
                                             ----------------------------
                                             Bradley S. Abbott,
                                             Treasurer

                                        and By: HOSPICE ACQUISITION TWO CORP.,
                                                      Member

                                        By:
                                             ----------------------------
                                             Bradley S. Abbott,
                                             Treasurer


                                        HOSPICE CARE OF OKLAHOMA, LLC

                                        By:  HOSPICE ACQUISITION ONE CORP.,
                                                      Member

                                        By:
                                             ----------------------------
                                             Bradley S. Abbott,
                                             Treasurer


                                        and By: HOSPICE ACQUISITION TWO CORP.,
                                                      Member

                                        By:
                                             ----------------------------
                                             Bradley S. Abbott,
                                             Treasurer

                                        OMNICARE CLINICAL RESEARCH, INC.
                                        OMNICARE PHARMACEUTICS, INC.


                                        By:
                                             ----------------------------
                                             Bradley S. Abbott,
                                             Treasurer


                                        COROMED, INC.


                                        By:
                                             ----------------------------
                                             Bradley S. Abbott,
                                             Treasurer


                                        OMNICARE MANAGEMENT COMPANY


                                        By:
                                             ----------------------------
                                             David W. Froesel, Jr.,
                                             Treasurer


                                        CREEKSIDE MANAGED CARE PHARMACY, INC.
                                        OFL CORP.
                                        OMNIBILL SERVICES LLC
                                        OMNICARE.COM, INC.
                                        OMNICARE PHARMACIES OF MAINE HOLDING
                                           COMPANY
                                        OMNICARE PHARMACY OF MAINE LLC


                                        By:
                                             ----------------------------
                                             Thomas R. Marsh
                                             Assistant Treasurer